COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 1

dated August 1, 2014

to the Statement of Additional Information dated May 1, 2014 (“SAI”)

Disinterested Trustees

Effective June 30, 2014, Mr. Forrest Berkley no longer serves on the Board of Directors of GMO.

Accordingly, the following information hereby replaces in its entirety the entry for Mr. Berkley in the chart entitled “Disinterested trustees” in the section entitled “Management of CREF” beginning on page B-27 of the SAI:

Name, address and date of birth (“DOB”)	Position(s) held with CREF	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorship(s) held by Trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 4/25/54	Trustee	One-year term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	79	Former Director of GMO; Director, The Maine Coast Heritage Trust; Investment Committee Member, Maine Community Foundation and the Elmina B. Sewall Foundation, and Director of the Maine Chapter of the Nature Conservancy. Former Director and member of the Investment Committee of the Boston Athenaeum; Former Director of Appalachian Mountain Club.

Trustee and officer compensation

Effective July 15, 2014, certain changes have been made to the “Trustee and officer compensation” section of the SAI.

The following hereby replaces the second sentence in the second paragraph of the section entitled “Trustee and officer compensation” beginning on page B-32 of the SAI:

“The chair and members of the Executive Committee and the Special Emergency Valuation Committee do not normally receive fees for service on those committees.”

Changes to standing committees of the Board of Trustees

Effective July 15, 2014 the chairpersons and members of certain standing committees of the Board of Trustees of CREF have changed as follows:

(1)	Prof. Howell Jackson has been appointed to the Audit and Compliance Committee. In addition, Forrest Berkley has stepped down from the Committee. Accordingly, the fourth sentence of the paragraph numbered “(1)” under the section entitled “Board committees” beginning on page B-33 of the SAI is hereby amended and replaced in its entirety to read as follows: “The current members of the Audit and Compliance Committee are Ms. Eckl (chair), Mr. Forrester, Prof. Jackson, Prof. Poterba and Mr. Sloan.”

(2)	Thomas J. Kenny has been appointed as Chair of the Investment Committee, replacing Mr. Berkley. Accordingly, the third sentence of the paragraph numbered “(2)” under the section entitled “Board committees” beginning on page B-33 of the SAI is hereby amended and replaced in its entirety to read as follows: “The current members of the Investment Committee are Mr. Kenny (chair), Mr. Berkley, Ms. Eckl, Mr. Forrester, Dr. Jacob, Prof. Jackson, Ms. Macaskill, Prof. Poterba, Mr. Sloan and Dr. Starks.”

(3)	Dr. Laura T. Starks has been appointed as Chair of the Nominating and Governance Committee. In addition, Dr. Nancy L. Jacob has stepped down from the Committee. Accordingly, the third sentence of the paragraph numbered “(5)” under the section entitled “Board committees” beginning on page B-33 of the SAI is hereby amended and replaced in its entirety to read as follows: “The current members of the Nominating and Governance Committee are Dr. Starks (chair), Mr. Forrester, Prof. Jackson, Ms. Macaskill, and Mr. Sloan.”

(4)	Forrest Berkley has been appointed to the Operations Committee. In addition, Prof. Howell E. Jackson has stepped down from the Committee. Accordingly, the third sentence of the paragraph numbered “(6)” under the section entitled “Board committees” beginning on page B-33 of the SAI is hereby amended and replaced in its entirety to read as follows: “The current members of the Operations Committee are Ms. Macaskill (chair), Mr. Berkley, Dr. Jacob, Mr. Kenny and Dr. Starks.”

Effective July 15, 2014, the Board of Trustees of CREF created a new non-standing committee entitled the “Special Emergency Valuation Committee.” Accordingly, the following paragraph is hereby added immediately following the description of the committees of the Board under the section entitled “Board committees” beginning on page B-33 of the SAI:

“Effective July 15, 2014, the Board appointed a non-standing committee, the Special Emergency Valuation Committee (the “Special Valuation Committee”), which considers one or more fair value determinations or methodologies to be used for fair valuation of portfolio securities in the event that a meeting is requested by Investment Management or Advisors due to extraordinary circumstances. At least three members of the Board shall be needed to constitute the Special Valuation Committee, and the chair shall be the member who is the longest serving Trustee on the Board.”

A14449 (8/14)